Private Wealth Management
Dreyfus BASIC S&P 500 Stock Index Fund

Seeks to match the total return of the Standard & Poor’s® 500
Composite Stock Price Index by investing in equity securities

PROSPECTUS March 1, 2004

This prospectus is to be used only by clients of Mellon’s Private Wealth Management group.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	9

For More Information

See back cover.

This prospectus is designed to be used only by clients of Mellon’s Private Wealth Management group that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates.

Dreyfus BASIC S&P 500
Stock Index Fund

Ticker Symbol: DSPIX
The Fund

GOAL/APPROACH

The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®).This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 95% of its assets in common stocks included in the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

Index funds: mutual funds that are designed to meet the performance of an underlying benchmark index.

To replicate index performance, the manager uses a passive management approach and purchases all or a representative sample of the securities comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

  Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Other potential risks

The fund may invest in stock index futures contracts whose performance is tied to the S&P 500 Index. While used primarily as a substitute for the sale or purchase of securities, such investments can increase the fund’s volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund’s performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks investing in the fund. The bar chart shows changes in the fund’s performance from year year. The table compares the fund’s average annual total returns to those of the S&P 500®, a broad measure of large-cap stock performance.All returns assume reinvestment of dividends and distributions Of course, past performance is no guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on investor’s tax situation and may differ from those shown, and the after-tax returns shown are not rel evant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans individual retirement accounts.

Average annual total returns as of 12/31/03

	1 Year	5 Years	10 Years

Fund
returns before taxes	28.40%	-0.81%	10.75%
Fund
returns after taxes
on distributions	28.00%	-1.28%	9.94%
Fund
returns after taxes
on distributions and
sale of fund shares	18.69%	-0.94%	9.07%
S&P 500
reflects no deduction for
fees, expenses or taxes	28.68%	-0.57%	11.07%

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees			0.20%
Other expenses			0.00%

Total			0.20%

Expense example
1 Year	3 Years	5 Years	10 Years

$20	$64	$113	$255

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors and extraordinary expenses.

4

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.20% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus manages the fund by making investment decisions based on the fund’s investment objective, policies and restrictions in seeking to match the performance of the S&P 500®.

The fund, Dreyfus and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, N.A., The Dreyfus Corporation, Founders Asset Management LLC, and the directors of all or substantially all of the Dreyfus Funds and the Dreyfus Founders Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims.The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, recission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation costs.These actions will be defended vigorously, and we believe they are totally without merit.

The Fund 5

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the
fiscal periods indicated. “Total return” shows how
much your investment in the fund would have
increased (or decreased) during each period, assum-
ing you had reinvested all dividends and distribu-
tions. These financial highlights have been audited
by KPMG LLP, whose report, along with the fund’s
financial statements, is included in the annual
report, which is available upon request.
			Year Ended October 31,
		2003	2002	2001	2000	1999

Per-Share Data ($):
Net asset value, beginning of period		18.51	22.16	29.94	28.76	23.34
Investment operations:	Investment income — net[1]	.31	.29	.28	.31	.34
	Net realized and unrealized gain (loss) on investments	3.45	(3.64)	(7.72)	1.38	5.52
Total from investment operations		3.76	(3.35)	(7.44)	1.69	5.86
Distributions:	Dividends from investment income — net	(.28)	(.30)	(.30)	(.28)	(.35)
	Dividends from net realized gain on investments	—	—	(.04)	(.23)	(.09)
Total distributions		(.28)	(.30)	(.34)	(.51)	(.44)
Net asset value, end of period		21.99	18.51	22.16	29.94	28.76
Total Return (%)		20.56	(15.32)	(25.08)	5.92	25.34

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.20	.20	.20	.20	.20
Ratio of net investment income to average net assets		1.59	1.35	1.10	1.04	1.23
Portfolio turnover rate		8.01	4.72	6.34	4.16	16.58

Net assets, end of period ($ x 1,000)		1,331,547	1,114,140	1,292,792	1,989,765	1,747,282

[1] Based on average shares outstanding at each month end.

6

Your Investment

ACCOUNT POLICIES

Buying shares

To purchase fund shares, contact your account officer.

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity.The fund’s investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund’s board.

Selling shares

To sell (redeem) or exchange fund shares, contact your account officer.

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares.

Your Investment 7

General policies

Unless you decline teleservice privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify that the order is from an account officer or their designee.

The fund reserves the right to:

  refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)
  refuse any purchase or exchange request in excess of 1% of the fund’s total assets change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund’s assets).

ACCOUNT POLICIES (continued)

8

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 9

For More Information

Dreyfus BASIC S&P 500 Stock Index Fund

A series of The Dreyfus/Laurel Funds, Inc. SEC file number: 811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your Account Officer or 1-888-281-7350
By mail Write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

0713P0304PWM

Private Wealth Management
Dreyfus Bond Market Index Fund

Seeks to match the total return of the Lehman Brothers U.S.
Aggregate Index by investing in bonds

PROSPECTUS March 1, 2004

This prospectus is to be used only by clients of Mellon’s Private Wealth Management group.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	8
Distributions and Taxes	10

For More Information

See back cover.

This prospectus is designed to be used only by clients of Mellon’s Private Wealth Management group that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates.

Dreyfus Bond Market Index Fund

Ticker Symbols	BASIC shares: DBIRX
Investor shares: DBMIX

The Fund

GOAL/APPROACH

The fund seeks to match the total return of the Lehman Brothers U.S.Aggregate Index.Total return includes changes in the fund’s share price as well as interest income. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in bonds that are included in the index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

As the fund grows, it expects to have a correlation between its performance and that of the index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund’s investments are selected by a “sampling” process. By using this sampling process, the fund typically will not invest in all of the securities in the index.

The Lehman Brothers U.S. Aggregate Index is broad-based, unmanaged index that covers the U.S investment grade fixed-rate bond market and comprised of U.S. government, corporate, mort gage-backed and asset-backed securities. Most of the bonds in the index are issued by the U.S Treasury and other U.S. government and agency issuers. Lehman Brothers is not affiliated with this fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.

Concepts to understand

Index funds: mutual funds that are designed to meet the performance of an underlying benchmark index. In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

Sampling: a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index.

Bond rating: a ranking of a bond’s quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of “AAA” or “Aaa” (highly unlikely to default) through a low of “D” (companies already in default).

Investment grade bonds: Bonds rated “BBB” or “Baa” or above by nationally recognized rating agencies are considered investment grade.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance among bonds. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.
  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.
  Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.
  Liquidity risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.
  Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall.When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.This is known as extension risk and would increase the fund’s sensitivity to rising rates and its potential for price declines.

Other potential risks

General downturns in the economy could cause the value of asset-backed securities to fall, and the risk that any recovery on repossessed collateral might be inadequate is greater than for mortgage-backed securities.

While some of the fund’s securities may carry guarantees of the U.S. government or its agencies, these guarantees do not apply to shares of the fund itself.

To the extent that the fund invests in securities not included in the index to maintain liquidity, it will not achieve its goal of matching the total return of the index.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

PAST PERFORMANCE

The bar chart and table shown illustrate the risks investing in the fund.The bar chart shows the per formance of the fund’s BASIC shares from year year. The table compares the average annual total returns of each of the fund’s share classes to those the Lehman Brothers U.S. Aggregate Index, broad-based, unmanaged, market-weighted index covering the U.S. investment grade fixed-rate bond market. All returns assume reinvestment of divi dends and distributions. Of course, past perfor mance is no guarantee of future results Performance for each share class will vary from the performance of the fund’s other share class due differences in charges and expenses.

After-tax performance is shown only for BASIC shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal mar ginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may dif fer from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

BASIC shares
(11/30/93)
returns before taxes	3.75%	6.26%	6.57%	—
BASIC shares
returns after taxes
on distributions	2.08%	3.96%	4.13%	—
BASIC shares
returns after taxes
on distributions and
sale of fund shares	2.52%	3.90%	4.07%	—
Investor shares
(4/28/94)
returns before taxes	3.49%	6.02%	—	6.92%
Lehman Brothers U.S.
Aggregate Index
reflects no deduction for
fees, expenses or taxes	4.10%	6.62%	6.95%	7.61%*

* Based on the life of Investor shares. For comparative purposes, the value of the index on 4/30/94 is used as the beginning value on 4/28/94.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load).

Fee table
			BASIC	Investor
			shares	shares

Annual fund operating expenses
% of average daily net assets
Management fees			0.15%	0.15%
Rule 12b-1 fee			none	0.25%
Other expenses			0.00%	0.00%

Total			0.15%	0.40%

Expense example
1 Year		3 Years	5 Years	10 Years

BASIC shares	$15	$48	$85	$192

Investor shares	$41	$128	$224	$505

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

Rule 12b-1 fee: the fee paid for distribution and shareholder service. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.15% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus manages the fund by making investment decisions based on the fund’s investment objective, policies and restrictions in seeking to match the total return of the Lehman Brothers U.S.Aggregate Index.

The fund, Dreyfus and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, N.A., The Dreyfus Corporation, Founders Asset Management LLC, and the directors of all or substantially all of the Dreyfus Funds and the Dreyfus Founders Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims.The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaint seeks compensatory and punitive damages, recission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation costs.These actions will be defended vigorously, and we believe they are totally without merit.

The Fund 5

FINANCIAL HIGHLIGHTS

The following tables describe the performance of
each share class for the fiscal periods indicated.
“Total return” shows how much your investment in
the fund would have increased (or decreased) dur-
ing each period, assuming you had reinvested all
dividends and distributions. These financial high-
lights have been audited by KPMG LLP, whose
report, along with the fund’s financial statements, is
included in the annual report, which is available
upon request.
			Year Ended October 31,
BASIC shares		2003	2002[1]	2001	2000	1999

Per-Share Data ($):
Net asset value, beginning of period		10.39	10.35	9.63	9.64	10.27
Investment operations:	Investment income — net	.43[2]	.54[2]	.61	.62	.59
	Net realized and unrealized gain (loss) on investments	.02	.05	.72	(.01)	(.56)
Total from investment operations		.45	.59	1.33	.61	.03
Distributions:	Dividends from investment income — net	(.48)	(.55)	(.61)	(.62)	(.59)
	Dividends from net realized gain on investments	(.00)[3]	—	—	—	(.07)
Total distributions		(.48)	(.55)	(.61)	(.62)	(.66)
Net asset value, end of period		10.36	10.39	10.35	9.63	9.64
Total Return (%)		4.36	5.95	14.25	6.63	.29

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.15	.15	.15	.15	.15
Ratio of net investment income to average net assets		4.06	5.32	6.11	6.53	5.96
Portfolio turnover rate		99.57	37.69	90.97	67.33	73.14

Net assets, end of period ($ x 1,000)		140,249	103,194	82,050	70,040	64,232

1 As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed-income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.40% to 5.32%. Per-share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

			Year Ended October 31,
Investor shares		2003	2002[1]	2001	2000	1999

Per-Share Data ($):
Net asset value, beginning of period		10.38	10.34	9.62	9.63	10.26
Investment operations:	Investment income — net	.40[2]	.51[2]	.59	.60	.56
	Net realized and unrealized gain (loss) on investments	.02	.05	.72	(.01)	(.56)
Total from investment operations		.42	.56	1.31	.59	—
Distributions:	Dividends from investment income — net	(.45)	(.52)	(.59)	(.60)	(.56)
	Dividends from net realized gain on investments	(.00)[3]	—	—	—	(.07)
Total distributions		(.45)	(.52)	(.59)	(.60)	(.63)
Net asset value, end of period		10.35	10.38	10.34	9.62	9.63
Total Return (%)		4.10	5.68	13.99	6.34	.03

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.40	.40	.40	.40	.40
Ratio of net investment income to average net assets		3.77	5.04	5.85	6.25	5.72
Portfolio turnover rate		99.57	37.69	90.97	67.33	73.14

Net assets, end of period ($ x 1,000)		218,731	110,923	62,314	35,613	33,699

1 As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed-income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.11% to 5.04%. Per-share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

The Fund 7

Your Investment

ACCOUNT POLICIES

Buying shares

The fund offers two share classes — BASIC shares and Investor shares. Both classes of shares are offered to any investor. The classes differ in their expenses, minimum purchase and account balance requirements, and the services they offer to shareholders. Contact your account officer to determine which class of shares is made available to you, and to purchase fund shares.

You pay no sales charges to invest in this fund. Your price for fund shares is the net asset value per share (NAV) for the class of shares you purchase, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The fund’s investments are generally valued at market value or, where market quotations are not readily available, based on fair market value as determined in good faith by the fund’s board.

Concepts to understand

Net asset value (NAV): a mutual fund’s share price on a given day. A fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund’s investments are generally valued by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund’s board.

Selling shares

To sell (redeem) or exchange fund shares, contact your account officer.

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares.

General policies

Unless you decline teleservice privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify that the order is from an account officer or their designee.

The fund reserves the right to:

  refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)
  refuse any purchase or exchange request in excess of 1% of the fund’s total assets change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund’s assets).

Your Investment 9

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and distributes capital gains annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

NOTES

NOTES

NOTES

For More Information

Dreyfus Bond Market Index Fund

A series of The Dreyfus/Laurel Funds, Inc. SEC file number: 811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its poli-cies.A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your Account Officer or 1-888-281-7350
By mail Write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

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